SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

_____________________________________________________________________________________________

September 30, 2012

_____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………….

1

Schedule of Investments ………………………………………………………………………………

5

Statement of Assets and Liabilities…………………………………………………………………….

8

Statement of Operations………………………………………………………………………………..

9

Statements of Changes in Net Assets…………………………………………………………………..

10

Notes to Financial Statements………………………………………………………………………

11

Financial Highlights……………………………………………………………………………………

14

Report of Independent Registered Public Accounting Firm………………………………………….

15

Fund Expense………………………………………………………………………………………….        16

Security Holdings By Industry Sector…………………………………………………………………        17

Trustees And Officers…………………………………………………………………………………         18

_____________________________________________________________________________________________

Upright Growth Fund

December 10, 2012

Dear Investor:

We are pleased to present you the Annual Report of the Upright Growth Fund for the fiscal year from October 1, 2011 to September 30, 2012.  The Fund produced a total growth return of 32.54%.  The S&P 500 Index yielded a return of 27.30% excluding dividends for the same period.

In calendar year 2011 (January to December), with the investment return rate of 12.38%, Forbes website listed Upright Growth Fund as the top 1% performance ranking in the category of all multiple-asset mutual funds.  When evaluating the performance for the past three years, with the investment return rate of 22%, the Fund is in the top 4% ranking in the same category.

Market Review

The trend of global and domestic economy has been inconsistent depending on the region.  People receive information on international politics, corporate financials, and unemployment rate to interpret the economic status.  Even with all the information, research, and analysis, the interpretations of the economic direction are equally uncertain.

Following are some examples of the news on the media.  As an investor, would you be able to make investment decisions based on the information?

•

Global economic growth slow, unstable, and uncertain

•

Specific country’s financial crisis complex and difficult to resolve and impacting the regional and global economy; for instance, Greece, Italy, and USA.

•

Some countries trying to stabilize within and may negatively impact the overall global growth

•

Asian pacific region continuing growth to lead the global economy

•

Global economic weakness imposing concerns to the growth of Asian Pacific region

•

An economist, who predicted the 2008 financial crisis, also predicted low or no economic growth up to a decade.

•

The lasting European debt crisis

•

The political impasse edged the US economy towards “fiscal cliff”

•

Emerging markets showing signs of slowing down

•

Iran’s nuclear power threatening the global growth outlook

With most of information above being negative, an investor could have understandably taken a conservative position by not investing in the stock market.  Fortunately, Upright Financial Corporation has taken a positive position since 2008’s financial crisis to invest in a down market for future growth.

Upright’s interpretation on the stock market remains positive.  The strong stock indexes is an early indicator of the recovering condition.  The following are the supporting facts for us to believe that the overall economy is moving towards the right direction:

•

US currency continues to be in high demand globally.  The US government’s strategy to print additional currency to keep foreign countries to “buy American” has been a successful one.

•

Central Bank of Europe announced the unlimited purchase of government bond issued by the European Union countries.  However, the supported countries must execute financial reforms to recover from the financial crisis.  Since the announcement by Central Bank of Europe, the financial situations in Spain and Italy have been on the recovery.

•

US housing sector has grown 20% to 40% in the stock market so far this year.  Many local housing markets have started to turn around.  With an average 20% housing price drop since 2008 and the historical low mortgage rate, the housing market is at a very attractive place today.

•

The core of US economy is recovering well since 2008.  As a matter of fact, USA is the strongest recovering country over the past few years.  The Dow Jones Index as well as Standard & Poor Index are both near their record high.  That is a strong indication of abundant capital in and out of the stock market.

•

US Federal Reserve announced the expansion of quantitative easing, QE3, to boost growth and reduce unemployment.

Portfolio Review

Here is a brief review of some of the Fund’s top holdings:

Apple (APPL) – Apple has been the number 1 holding in the Fund since 2008.  The Fund’s original APPL holding is at only 10% of the total fund value.  Due to the outstanding valuation of the stock, even without any additional purchase of the stock, its worth is now 20% of the total Fund value.  Apple is certainly one of the high priced stocks in the market.  Since Jan 2012, Apple’s stock value has grown from 411 to near 700 as of Sep. 14.  Is the current value still a good buy?  Apple has enjoyed a superb annual revenue growth of 58% over the past 5 years.  Even with a forecast revenue growth at 23% in the future 5 years, the stock remains an excellent investment at the PE ratio of 15.  With iPhone 5’s strong launch in September and the future iCloud and iTV new market segments, this stock still has high demand and growth opportunity over the next 3 to 5 years.

Silicon Motion Technology (SIMO) – The stock performed extremely well in 2011 with 380% increase.  However, it took a setback in 2012 and suffered -20% as of 9/14/2012.  SIMO product is used in most of Samsung products.  Samsung 4G smart phone products have a strong market.  SIMO’s PE ratio of 10 makes it an attractive stock.  We will monitor the company operations for future consideration whether the stock will remain a top holding.

Conclusion

The negative information can definitely influence an investor’s and an advisor’s investment decisions.  Most people would not have believed that US economy could recover from the 2008 market crash within 3-4 years.  In addition, many experts have warned about a 2nd recession since then.

As a financial advisor, my role is to sift through the negative information to foresee the future direction of the stock market for the clients.  The fact is that the unemployment rate has slowly, but steadily, declined.  Several industries such as housing, banking, and auto all have turned around to show profitability.  American companies are doing well in the emerging markets which help the companies’ growth.  The government is aggressively expanding the QE3 program to boost economy without deadline or cap.  The European Central Bank is purchasing the government bond to stabilize the European debts.  Asian economy remains positive due to the high savings by the general public and the governments’ foreign reserves.  These are all positive signs that enable our decisions to be actively involved in the stock market.

We appreciate your trust and business in the past and look forward to even better portfolio performance in the near future.

Sincerely,

David Y. S. Chiueh, CFP

Portfolio Manager

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2012

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	32.54%	13.62%	4.11%	4.97%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments

September 30, 2012

COMMON STOCKS- 97.45%

	Number of Shares	Market Value

Basic Material - 6.68%
BHP Billiton Ltd ADR	1,600	$109,776
Dow Chemical Company	6,700	193,999
Mosaic Company	3,000	172,830
		476,605

Real Estate - 1.89%
Proshs Ultra Real Estate	2,000	134,360

Bank - 1.11%
Bank Of America Corp	9,000	79,470

Computer -22.87%
Apple Inc	2,400	1,601,052
Dell Inc *	3,000	29,565
		1,630,617

Consumer -1.16%
Whirlpool Corp	1,000	82,910

Diversified Company - 6.06%
General Electric Company	2,000	45,420
Manitowoc Company Inc	29,000	386,860
		432,280

Electronic - 3.74%
Au Optronics Corp ADR *	8,650	30,102
Corning Inc	18,000	236,700
		266,802

Energy -2.02%
Canadian Solar Inc *	38,000	106,020
First Solar Inc *	1,700	37,646
		143,666

Financial Service -2.34%
Citigroup Inc	600	19,632
Direxion Shs Exch Trd Fd *	1,400	146,916
		166,548

Food -3.20%
Starbucks Corp	4,500	228,195

Healthcare - 1.55%
Unitedhealth Group Inc	2,000	110,820

Insurance -5.63%
A F L A C Inc	5,500	263,340
Metlife Inc	4,000	137,840
		401,180

Leisure -0.90%
MGM Resorts International *	6,000	64,500

Machinery -0.60%
Caterpillar,Inc	500	43,020

Medical - 10.98%
Abbott Laboratories	2,000	137,120
Medtronic Inc	500	21,560
Pfizer Incorporated	16,800	417,480
Teva Pharm Inds Ltd ADR	5,000	207,050
		783,210

Oil -2.48%
Chevron Corporation	1,000	116,560
Market Vectors Oil Service *	1,500	60,352
		176,912

Semiconductor - 22.57%
Himax Technologies ADR	35,000	68,600
Memc Electric Materials*	67,000	184,250
Silcon Motion Technology*	71,000	1,049,380
Taiwan Semiconductr ADR	19,426	307,320
		1,609,550

Telecommunication - 0.85%
Direct TV Group Inc *	1,000	52,440
Research In Motion Ltd *	1,100	8,250
		60,690

Transportation -0.82%
Dryships Inc *	25,000	58,500

Total Common Stocks (Cost $ 5,796,221)		6,949,835

Cash and Money Funds - 2.81%		200,704

Total Investments- (Cost $5,996,925)		7,150,539

Other Assets Less Other Liabilities- (0.26%)		(18,963)

Total Net Assets – 100%		$ 7,131,576

*  Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2012

ASSETS:
Investments, at market value (identified cost $5,996,925)	$ 7,150,539
Cash	8
Dividends receivable	3,070
Interest receivable	39

Total Assets	7,153,656

LIABILITIES:
Investment advisory fees accrued	5,900
Administrative fees accrued	5,595
Custodian fees	300
Auditing fees	5,500
Trustee fees	1,503
Registration fees	1,770
Insurance fees	92
ADR fees	1,420

Total Liabilities	22,080

NET ASSETS	$ 7,131,576

NET ASSETS CONSIST OF:

Paid-in capital	$ 7,878,908
Accumulated undistributed:
Net investment loss	(760,085)
Net realized loss	(1,140,879)
Net unrealized appreciation (depreciation)	1,153,632

Net Assets (based on 796,242 shares outstanding)	$ 7,131,576

Net Asset Value, redemption price per share	$ 8.96

See accompanying notes to financial statements.

Upright Growth Fund

Statement of Operations
For the Year Ended September 30, 2012

INVESTMENT INCOME:
Dividend income	$ 82,332
Interest income	404

Total investment income	82,736

EXPENSES:
Investment advisory fees	65,518
Administrative fees	62,242
Custodian fees	3,612
Auditing fees	9,500
Trustee fees	703
Blue sky fees	800
ADR fees	3,190
Interest fees	39
Miscellaneous	72

Total expenses	145,676

NET INVESTMENT LOSS	(62,940)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment securities	(31,136)
Change in unrealized appreciation on investments- net	1,745,832

Total realized and unrealized appreciation on investments- net	1,714,696

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,651,756

See accompanying notes to financial statements.

Upright Growth Fund

Statements of Changes in Net Assets

	For the Years Ended
	September 30,
	2012	2011
OPERATIONS
Net investment loss	$ (62,940)	$ (61,920)
Net realized gain (loss) on investment transactions	(31,136)	276,630
Net change in unrealized appreciation (depreciation) on investments	1,745,832	(286,785)

Net increase (decrease) in net assets from operations	1,651,756	(72,075)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	765,748	652,016
Payments for shares redeemed	(369,864)	(362,607)

Net increase in net assets from capital share transactions	395,884	289,409

TOTAL INCREASE IN NET ASSETS	2,047,640	217,334

NET ASSETS:
Beginning of year	5,083,936	4,866,602

End of year	$ 7,131,576	$ 5,083,936

CHANGES IN SHARES OUTSTANDING
Shares sold	88,311	87,756
Shares redeemed	(44,678)	(48,418)

Net increase (decrease) in shares outstanding	43,633	(39,338)

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

See accompanying notes to financial statements.

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States (“GAAP”).

In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for financial statements issued after September 15, 2009.  The accompanying financial statements make reference to GAAP issued by the FASB as Accounting Standards CodificationTM (“ASC”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.’

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2012:

Level 1

$ 7,150,539

Level 2

   -

Level 3

                 -

Total

$ 7,150,539

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings -  There is no undistributed ordinary income.  The fund has no undistributed long-term capital gains.  The Fund has capital loss carry forwards - totaling $1,140,880 of which $702,083 expire September 30, 2017, $407,661 expire September 30, 2018 and $31,136 expire September 30, 2020.

As of September 30, 2012, the gross unrealized appreciation for all securities totaled $2,342,289 and the gross unrealized depreciation for all securities totaled ($1,188,675) resulting in a net unrealized appreciation of $1,153,614 for tax purposes.

d)

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2012

ex-dividend date.  No distributions were made during 2011 or 2012.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

e)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2011 or 2012.

g)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2012.

i)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin at September 30, 2012. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

 The aggregate amounts of security transactions during the year ended September 30, 2012 (excluding repurchase agreements and short-term securities), were as follows:

                                        Other than

                                        U.S. Govt.            U.S. Govt.

                                        Securities             Securities

Purchases

                  $ 1,424,115                -

Proceeds from sales        $ 817,613                 -

As of September 30, 2012, the gross unrealized appreciation for all securities totaled $1,153,614 and the gross unrealized appreciation for all securities totaled $2,342,289 for a net unrealized depreciation of ($1,188,675) for tax purposes.  The aggregate cost of securities excluding cash and money funds on September 30, 2012 was $5,796,221.  During the year ended September 30, 2012, the Fund paid no dividends nor did it have distributable earnings.

4. INVESTMENT ADVISORY AND OTHER               AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.00% of its daily net assets.  The Fund has accrued $5,900 of adviser fees through September 30, 2012.  During the year ended September 30, 2012 the fund incurred $65,518 in advisory fees.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2012

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.95% of the Fund’s daily net assets for the first $10 million of daily net assets, 0.85% of the Fund’s daily net assets for daily net assets between $10 million to $20 million, and 0.65% of the Fund’s daily net assets for average daily net assets over $20 million.

The Fund has accrued $5,595 of administrative fees through September 30, 2012.  During the year ended September 30, 2012, the Fund incurred $62,242 in administrative fees.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

                              For the year ended         For the year ended

                              September 30, 2012       September 30, 2011

Shares sold

88,311      $765,748

      87,756

        $652,016

Shares redeemed

 (44,678)     (369,864)    (48,418)

  (362,607)

Net capital share  ----------     ------------    -----------    -------------

   Transactions      43,633       $395,884

       39,338        $289,409

6. LINE OF CREDIT

The Fund has a line of credit with US Bank with a maximum available amount of $1,750,000 which expires December 1, 2012, of which the entire amount is available at September 30, 2012.   The line bears interest at US Bank’s prime rate, which was 3.25% at September 30, 2012.  The line is secured by all assets of the Fund.  No amounts were due on this line at September 30, 2012.

7. SUBSEQUENT EVENT

On December 5, 2012, with an effective date of December 1, 2012, the line of credit with US Bank was extended to December 1, 2013 with a maximum available amount of $1,750,000.

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE DATA
Net asset value, beginning of year	$6.76	$6.82	$ 6.10	$ 5.98	$ 11.04

Investment operations:
Net investment loss	(0.08)	(0.08)	(0.09)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	2.28	0.02	0.81	0.15	(5.02)

Total from investment operations	2.20	(0.06)	0.72	0.12	(5.06)

Less distributions from net investment income	-	-	-	-	-

Net asset value, end of year	$8.96	$6.76	$ 6.82	$ 6.10	$ 5.98

TOTAL RETURN	32.54%	(0.88%)	( 11.80%	2.01%	(45.83%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	7,132	5,084	4,867	5,773	5,269

Ratio of net expenses to average net assets	2.22%	2.31%	2.52%	2.54%	2.38%
Ratio of net investment income (loss) to average net assets	(0.95%)	(1.08%)	(1.40%)	(0.66%)	(0.45%)
Portfolio turnover rate	13.05%	15.02%	6.11%	29.13%	31.74%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

Upright Growth Fund

Meyler & Company LLC

One Arin Park

Phone: 732-671-2244

Certified Public Accountants

1715 Highway 35

& Management Consultants

Middletown, NJ 07748

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Upright Growth Fund

Livingston, NJ

We have audited the accompanying statement of assets and liabilities of Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Upright Growth Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

November 29, 2012

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2011 through September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2012	September 30, 2012	April 1, 2012 to September 30, 2012

Actual	$1,000.00	$951.17	$10.83
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.90	$11.18

* Expenses are equal to each Fund's annualized expense ratio of 2.22%, multiplied by the average account value over the period, Multiplied by 183/366 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2012

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

The pie chart calculation is based on Total Investments of $ 7,150,539.

Upright Growth Fund

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 W. Mt. Pleasant Ave Livingston, NJ 07039 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 615 West Mount Pleasant Ave., Livingston, NJ 07039 Year of Birth: 1964 Alice Chen 615 West Mount Pleasant Ave., Livingston, NJ 07039 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Meyler & Company, LLC

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 10, 2012

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 10, 2012

Upright Growth Fund

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2012

$ 9,500

FY 2011

$ 9,500

Upright Growth Fund

(b) Audit-Related Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2012

$ 0

FY 2011

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2012, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 10, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: December 10, 2012

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 10, 2012

* Print the name and title of each signing officer under his or her signature.